                                                               EXHIBIT 10.03

                       THIRD AMENDMENT TO LEASE AGREEMENT


         THIS THIRD AMENDMENT TO LEASE AGREEMENT (herein called the "Third Amendment") is made and entered into this 31th day of December, 1996, but effective as of July 1, 1996, by and between SCHNEIDER ATLANTA, L.P., a Georgia limited partnership having an office at 3520 Piedmont Road, Suite 410, Atlanta, Georgia 30305 (herein called "Lessor"), and FIREARMS TRAINING SYSTEMS, INC., a Delaware corporation having an office at 7340 McGinnis Ferry Road, Suwanee, Georgia 30174 (herein called "Lessee");

                              W I T N E S S E T H:

         WHEREAS, Lessee and Technology Park/Atlanta, Inc. ("Original Lessor"), a Georgia corporation and the predecessor-in-interest to Lessor, entered into that certain Lease dated May 4, 1993 ("Original Lease"), as amended by (i) First Amendment to Lease Agreement dated December 21, 1993 ("First Amendment"), (ii) letter amendment from Lessee to Original Lessor dated January 6, 1995, accepted and agreed to by Original Lessor January 24, 1995 ("Letter Amendment") and (iii) Second Amendment to Lease Agreement dated December 21, 1995 ("Second Amendment"; the Original Lease, as amended by the First Amendment, the Letter Amendment and the Second Amendment, hereinafter called the "Lease"), providing for the leasing of approximately 92,792 rentable square feet within the Building (as defined in the Original Lease) and the Building Expansion (as defined in the Second Amendment; all terms used but not defined in this Amendment shall have the meaning ascribed thereto in the Lease); and

         WHEREAS, the Building Expansion adjoining the Building and the Interior Improvements to the Building, contemplated by the Second Amendment, have been substantially completed, and Lessor and Lessee desire to amend the Lease to confirm certain particulars with respect thereto as hereinafter provided;

         NOW, THEREFORE, for and in consideration of the premises, TEN DOLLARS ($10.00) paid by Lessee to Lessor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Amendments. The Lease has been and hereby is amended as follows:

         1.1 Section 2.3. In accordance with Section 45.3 of the Lease, Section
2.3 of the Lease hereby is amended to read in its entirety as follows:

             2.3 Interior Improvements Reimbursement Rental
                 The annual interior improvements reimbursement rental (herein called "Annual Interior Improvements Reimbursement Rental") shall be payable in one hundred forty-two (142) monthly installments (herein called "Interior Improvements Monthly Reimbursement Rent") payable in advance on the first day of each and every calendar month commencing on the first day of the calendar month in which the Interior Improvements Acceptance Date (as hereinafter defined in Section 45.7) occurs and continuing through such one hundred forty-second (142nd) month. For Interior Improvements Rental Lease Year 1, the Interior Improvements Monthly Reimbursement Rent is $4,811.50 and shall be payable monthly commencing July 1, 1996 and continuing through and including May 1, 1997. For Interior Improvements Rental Lease Year 2, the Annual Improvements Reimbursement Rental is $58,315.32 and the Interior Improvements Monthly Reimbursement Rent is $4,859.61 and shall be payable monthly commencing June 1, 1997 and continuing through and including May 1, 1998. Thereafter, the Annual Interior Improvements Reimbursement Rental for each Interior Improvements Rental Lease year shall be an amount equal to 101% of the Annual Interior Improvements Reimbursement Rental for the immediately preceding Interior Improvements Rental Lease Year, such increases being effective commencing with the June 1 payment for each such lease year; provided, however, that the Annual Interior Improvements Reimbursement Rental for the Interior Improvements Rental Lease Year in which the one hundred forty-second (142nd) payment of Interior Improvements Monthly Reimbursement Rent is due shall be prorated by the fraction 11/12 and paid over the first eleven full calendar months of such lease year. As used in this Section 2.3, the term "Interior Improvements Rental Lease Year" shall mean a period of time beginning and ending at such times as hereinafter provided, and the term "Interior Improvements Reimbursement Rental Lease Year 1" shall mean a period of time commencing on the Interior Improvements Acceptance Date (as hereinafter defined) and ending on the last day of Rental lease Year 3 (as provided in
Section 2.1 above). Each succeeding Interior Improvements Rental Lease Year shall commence on the day immediately following the last day of the immediately preceding Interior Improvements Rental Lease Year and shall end on the day that is the anniversary of the date on which the previous Interior Improvements Rental Lease Year ended; provided, however, that the Interior Improvements Rental Lease Year in which the one hundred forty-second (142nd) payment of Interior Improvements Monthly Reimbursement Rent is due shall terminate on the

Expiration Date. Interior Improvements Monthly Reimbursement Rent shall not be prorated for partial months.

         1.2 Section 45.7. Section 45.7 of the Lease hereby is amended to confirm that the Expansion Commencement Date was July 1, 1996 and the Interior Improvements Acceptance Date was July 12, 1996. All references in the Lease to the Expansion Commencement Date shall hereafter mean and be a reference to July 1, 1996 and all references in the Lease to the Interior Improvements Acceptance Date shall hereafter mean and be a reference to July 12, 1996.

         2. Notices. The notice address for Lessor for any notices required or permitted under the Lease shall be 3520 Piedmont Road, Suite 410, Atlanta, Georgia 30305.

         3. Ratification. Both Lessor and Lessee acknowledge and confirm that the Lease, as amended hereby, is in full force and effect and the other party is not in default under the Lease. This Third Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Third Amendment shall be governed by and construed under the laws of the State of Georgia.

         4. Counterparts. This Third Amendment may be executed in counterparts which shall be construed together as one instrument.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                   LESSOR:

                                   SCHNEIDER ATLANTA, L.P., a Georgia
                                   limited partnership

                                   By:      SA Management, Inc., a Georgia
                                            corporation, sole general partner

                                            By: /s/ Ralph G. Edwards, Jr.
                                               ------------------------------
                                                Ralph G. Edwards, Jr.
                                                Secretary

                                                 [CORPORATE SEAL]
[SIGNATURES CONTINUED ON FOLLOWING PAGE]

                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                            LESSEE:

                                            FIREARMS TRAINING SYSTEMS, INC., a
                                            Delaware corporation

                                            By: David Apseloff
                                              -------------------------------

                                            Its: Chief Financial Officer
                                                -----------------------------

                                                          [CORPORATE SEAL]

                              CONSENT OF MORTGAGEE


         The undersigned, being the holder of a certain Deed to Secure Debt and Security Agreement (the "Security Deed"), dated March 22, 1995 recorded in Deed Book 841, page 416, Forsyth County, Georgia Records, and a certain Assignment of Leases and Rents (the "Assignment") dated March 22, 1995, recorded in Deed Book 841, page 446, aforesaid Records, which Security Deed and Assignment encumber and affect, inter alia, the Land and the Expansion Land (as defined in the Lease), does hereby consent to and approve of the Third Amendment to which this Consent is attached for all purposes under the Security Deed and the Assignment. The undersigned hereby evidences such consent by causing its duly authorized officers to sign, seal and deliver this Consent this 28th day of January, 1997.

Signed, sealed and delivered                Landesbank Hessen - Thuringen
in the presence of:                         Girozentrale


____________________________                 By:___________________________
Unofficial Witness                           Name:_________________________
                                             Title:________________________
____________________________
Notary Public
My Commission Expires:                                         [SEAL]

____________________________
[NOTARIAL SEAL]